Exhibit 10.3.2 HAMILTON INSURANCE GROUP, LTD. 2023 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT (PERFORMANCE VESTING) This Restricted Stock Unit Award Agreement (the “Agreement”), made as of this [__] day of [__] 202__ (the “Date of Grant”), by and between Hamilton Insurance Group, Ltd. (the “Company”) and [_____] (the “Participant”) pursuant to the Hamilton Insurance Group, Ltd. 2023 Equity Incentive Plan, as may be amended from time to time (the “Plan”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. RECITALS: WHEREAS, the Company has adopted the Plan, pursuant to which awards of restricted stock units (“RSUs”) with respect to Class B common shares, par value $0.01 (“Common Shares”), may be granted; and WHEREAS, the Committee has determined that it is in the best interests of the Company to grant the award of RSUs provided for herein to the Participant in recognition of the Participant’s services to the Company, such grant to be subject to the terms set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows: 1. Grant of Restricted Stock Unit Award. Pursuant to the Plan, the Company hereby issues to the Participant on the Date of Grant a Restricted Stock Unit Award for a target number of [__] RSUs (the “RSU Award”). Each RSU represents an unsecured promise of the Company to deliver to the Participant one Common Share on the Settlement Date (as defined below), subject to the terms and conditions hereof. The RSU Award shall vest and be settled in accordance with Section 3 hereof. 2. Incorporation by Reference; Interpretation. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan. By signing this Agreement, the Participant acknowledges that the Participant has received a copy of the Plan and the Plan prospectus and has had an opportunity to review the Plan and prospectus and agrees to be bound by all of the terms and provisions of the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, this Agreement shall govern and control. All determinations, interpretations, and other decisions under or with respect to this Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company. 3. Vesting and Settlement.

2 (a) Vesting Eligibility. The RSU Award shall vest subject to satisfaction of the performance conditions set forth on Schedule A hereto and, except as otherwise provided herein or the Plan, subject to the Participant’s Continuous Service through the Certification Date (as defined below), except as otherwise provided herein. (b) Vesting and Settlement. The RSU Award shall vest and settle as follows: (i) The Company shall prepare a calculation of the number of vested RSUs based on achievement of the performance conditions as set forth on Schedule A (the “Vested RSUs”) following the completion of the Company’s annual audit of its financial statements for the year ended on the last day of the Performance Period (but in no event later than the date the Company files its annual report on Form 10-K for the year ended on the last day of the Performance Period), the Committee shall certify such calculations as soon as practicable following the date the Company prepares such calculation and in no event later than March 15 of the year following the year in which the Performance Period ends (such date of certification, the “Certification Date”) and the Company shall issue to the Participant a number of Common Shares equal to the Vested RSUs as soon as practicable following the Certification Date (the “Settlement Date”). The Common Shares issued in respect of the Vested RSUs may be evidenced in such manner as the Committee shall determine. Notwithstanding the foregoing, if the Settlement Date does not occur (i) during an “open window period” applicable to the Participant, (ii) on a date when the Participant is permitted to sell Common Shares pursuant to a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act, as determined by the Company in accordance with the Company’s theneffective policy on trading in Company securities (the “Policy”), or (iii) on a date when the Participant is otherwise permitted to sell Common Shares on an established stock exchange or stock market, then such Common Shares will not be delivered on such Settlement Date and will instead be delivered on the first business day of the next occurring “open window” period applicable to the Participant pursuant to such Policy (regardless of whether the Participant’s Continuous Service has terminated for any reason at such time) or the next business day when the Participant is not prohibited from selling Common Shares on the open market, but in no event later than the later of (x) December 31st of the calendar year in which the Settlement Date occurs (that is, the last day of the Participant’s taxable year in which the Settlement Date occurs), or (y) to the extent permitted by Treasury Regulations Section 1.409A- 1(b)(4) without penalty, the fifteenth (15th) day of the third calendar month of the calendar year following the calendar year in which the Settlement Date occurs. (ii) For avoidance of doubt:

3 (1) The Participant shall be entitled to vesting and settlement of the Vested RSUs pursuant to clause (i) of Section 3(b), as provided in such clause. (2) The achievement of the performance conditions set forth on Schedule A, and the related calculations described above, shall be determined in the sole discretion of the Committee and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, the Participant, any holder or beneficiary of any Award, and any shareholder of the Company. (3) Notwithstanding anything in the Plan to the contrary, each Vested RSU shall be settled only in Common Shares, not cash. (c) Forfeiture. Any portion of the RSU Award that fails to vest as a result of actual performance relative to the performance conditions set forth on Schedule A as of the Certification Date shall be immediately forfeited as of the Settlement Date for no consideration. Further, except as provided in this Agreement or the Plan, any unvested RSUs shall be forfeited without consideration upon the termination of the Participant’s Continuous Service for any reason prior to the Certification Date. (d) Retirement. In the event that the Participant’s Continuous Service with the Company and its Affiliates is terminated prior to the end of the Performance Period due to retirement and the Participant timely executes and complies with the terms of a restrictive covenant agreement in a form satisfactory to the Company, the RSU Award shall continue to vest as if the Participant had remained in Continuous Service subject to satisfaction of the performance conditions set forth on Schedule A hereto. For this purposes (i) “retirement” means the Participant’s voluntary termination of employment on or after the date that the Participant has completed five (5) years of service and (ii) “years of service” means years of Continuous Service with the Company or its Affiliates. (e) Termination of Employment without Cause or for Good Reason on or after a Change in Control. In the event that (i) the Participant's employment is terminated by the Company or its successor without Cause or (ii) by the Participant with Good Reason, in each case within a period of twelve months commencing on the date of a Change in Control, the RSU Award shall fully vest as of the date of termination of employment based on estimated performance (but not less than target performance) measured as of the date of termination, rather than on the original measurement date provided by Schedule A, and the Company shall issue to the Participant a number of Common Shares equal to the Vested RSUs as soon as practicable following, subject to the last sentence of Section 3(b)(i). 4. Tax Withholding. In the event that the Company determines that tax withholding is required with respect to the Participant, the Participant shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Participant pursuant to the Plan, the amount of any required withholding taxes in respect of the RSU Award and to take such other action as the Committee deems necessary to satisfy all

4 obligations for the payment of such withholding and taxes. For the avoidance of doubt, no RSU Shares shall be issued if the Participant has not fully satisfied any withholding obligations. The Committee may permit the Participant to satisfy the withholding liability in its discretion: (i) in cash, (ii) by having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the settlement of the RSU Award a number of Common Shares with a Fair Market Value equal to the minimum withholding obligation, (iii) by delivering shares of Common Shares owned by the Participant unless such delivery would result in adverse accounting consequences for the Company, or (iv) by a combination of any such methods. For purposes hereof, Common Shares shall be valued at Fair Market Value on the Certification Date. 5. Rights as a Shareholder. The Participant acknowledges and agrees that, with respect to each RSU, the Participant has no voting or other rights with respect to the underlying Common Shares unless and until such RSU is settled in Common Shares pursuant to Section 3 hereof. 6. Dividend Equivalents. If the Company pays a cash dividend on its outstanding Common Shares for which the Record Date (for purposes of this Agreement, the “Record Date” is the date on which shareholders of record are determined for purposes of paying the cash dividend on Common Shares) occurs after the Date of Grant but prior to the Settlement Date, the Participant shall receive a lump sum cash payment equal to the aggregate amount of the cash dividends paid by the Company on a single Common Share multiplied by the number of Vested RSUs that have not yet been settled under this Agreement as of the Record Date (the “Dividend Equivalents”); provided, that, the Dividend Equivalents shall not be paid at the time dividends are paid to the Company’s shareholders but rather shall be accumulated and paid on the Settlement Date, if any, with respect to any RSU Shares that are issued on such Settlement Date; provided, further, that no Dividend Equivalents shall be payable with respect to any RSUs that do not vest or are not settled and are forfeited pursuant to the terms of this Agreement and any Dividend Equivalents that have accumulated prior to forfeiture shall be forfeited upon the forfeiture of the RSUs to which such Dividend Equivalents relate. 7. Compliance with Laws and Regulations. The issuance and transfer of Common Shares shall not be permitted if the Committee determines that such issuance or transfer would violate (i) applicable law, (ii) the applicable rules and regulations of the U.S. Securities and Exchange Commission, the Bermuda Monetary Authority, or similar regulatory authority or (iii) the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded. To the extent issued, any Common Shares (or certificates therefor) shall contain a legend, in the form as the Committee determines in its sole and absolute discretion, which describes the restrictions set forth herein. 8. Clawback Policy; Share Ownership Guidelines, Etc. The RSUs (and any compensation paid or Common Shares issued in respect of the RSUs) are subject to (i) any share ownership guidelines to which the Participant may be subject, (ii) any insider trading policy adopted by the Company and any applicable law regulating trading by employees, and (iii) recoupment in accordance with the Company’s clawback policy, if applicable, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any other clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law.

5 9. Binding Effect. Subject to Section 19 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto 10. No Right to Continued Service. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or its Affiliates to terminate the Participant’s Continuous Service at any time. 11. Notice. All notices and other communications hereunder must be in writing and shall be deemed to have been duly given if delivered by hand delivery, facsimile (with confirmation of transmission), or overnight courier, in each case addressed as follows: If to the Company: Hamilton Insurance Group, Ltd. Wellesley House North, First Floor 90 Pitts Bay Road Pembroke HM 08Bermuda Attention: General Counsel If to the Participant: To the Participant’s principal address as reflected in the Company’s records or to such other address as either party shall have furnished to the other in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered (i) on the date of delivery if delivered by hand, (ii) on the date of transmission if delivered by facsimile (with confirmation of transmission delivered by the recipient to the sender), or (iii) on the date of confirmed delivery if delivered by overnight courier. 12. Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary. 13. Successors. Subject to Section 19 hereof, the terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and on the Participant and the beneficiaries, executors and administrators, heirs and successors of the Participant. 14. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of Bermuda without regard to its conflict of law principles. The parties to this Agreement hereby irrevocably agree that any dispute or claim which may arise out of or in connection with this Agreement shall be referred to and determined by arbitration in Bermuda by the sole arbitrator appointed by agreement between the parties and in default of agreement, then the arbitrator is to be appointed by the Appointments’ Committee of the Chartered Institute of Arbitrators Bermuda Branch. The courts of Bermuda shall have exclusive jurisdiction to hear and

6 determine any application for relief in aid of an arbitration commenced pursuant to this Section 14 (including any application for interim or conservatory measures prior to the appointment of an arbitrator) except that either party may bring proceedings before any court or other judicial authority for the purposes of enforcing any award rendered by the arbitrator hereunder. 15. Severability. Every provision of this Agreement is intended to be severable and any illegal or invalid term shall not affect the validity or legality of the remaining terms. 16. Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation of construction and shall not constitute a part of this Agreement. 17. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. 18. Other Agreements. As a condition to the grant and vesting of the RSU Award hereunder, the Participant agrees to execute such other agreements as the Committee may require in its reasonable discretion. 19. Non-Transferability. Except as provided by the Plan or by the Committee, this Award is not transferable by the Participant otherwise than to a designated beneficiary upon death or by will or the laws of descent and distribution. No purported assignment or transfer of this Award, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent and distribution as set forth above), shall vest in the purported assignee or transferee any interest or right herein or otherwise with respect to the RSU Award whatsoever, but immediately upon such assignment or transfer this Award shall terminate and become of no further effect. 20. Entire Agreement. This Agreement (together with the Plan) represents the entire agreement of the parties with regard to the subject matter hereof and supersedes all prior understandings of the parties, whether written or oral. The Participant acknowledges and agrees that the Award is subject to the Company’s Bye-Laws. 21. Section 409A/457A. Notwithstanding anything herein to the contrary, this Agreement is intended to be interpreted and applied so that the payments and benefits set forth herein either shall either be exempt from the requirements of Code Sections 409A and 457A, or shall comply with the requirements of Code Sections 409A and 457A, and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be exempt from or in compliance with Code Sections 409A and 457A. Notwithstanding any provision in this Agreement or elsewhere to the contrary, if the Participant is a “specified employee” within the meaning of Code Section 409A, any payments or benefits due upon a termination of the Participant’s employment under any arrangement that constitutes a “deferral of compensation” within the meaning of Code Section 409A and which do not otherwise qualify under the exemptions under Treas. Regs. Section 1.409A-1, shall be delayed and paid or provided on the earlier of (i) the date which is six (6) months after the Participant’s separation from service (as such term is defined in Code Section 409A and the regulations and other published guidance thereunder) for any reason

7 other than death, and (ii) the date of the Participant’s death. None of the Company, its Affiliates, officers, directors, employees, or agents guarantees that this Agreement complies with, or is exempt from, the requirements of Code Section 409A or 457A and none of the foregoing shall have any liability for the failure of this Agreement to comply with, or be exempt from, such requirements. 22. Taxes. The tax consequences of participation in the Plan are uncertain, and the Participant could be subject to income or other taxes. Participants in the Plan are urged to consult with their own tax advisors regarding the income and other tax consequences associated with their participation in the Plan, and nothing herein or in the Plan shall constitute tax advice for any purpose. The Company makes no warranties or representations whatsoever to the Participant regarding the tax consequences of the RSU Award or the receipt of RSU Shares with respect thereto. The Participant shall be solely responsible for any taxes in respect of the RSU Award. [signature page follows]

8 IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first set forth above. HAMILTON INSURANCE GROUP, LTD. By: _____________________________________ PARTICIPANT By: _____________________________________

9 Schedule A